                        CLINICAL TRIAL SERVICES AGREEMENT

              This Agreement is made and entered into this 16th day
                         of March 2007 by and between:

               HARVARD CLINICAL RESEARCH INSTITUTE, INC. ("HCRI")
                             930 Commonwealth Avenue
                           Boston, Massachusetts 02215

                                       and

                       VICOR TECHNOLOGIES, INC. ("VICOR")
                     2300 NW Corporate Boulevard, Suite 123
                              Boca Raton, FL 33432

 "Prospective, Multi-Center Study Of The Ability Of The PD2i Cardiac Analyzer To
   Predict Risk Of Ventricular TachyArrhythrnic Events Such As, Sudden Cardiac
  Death( SCD), VentricuLar Fibrillation (VF) or Ventricular Tachycardia in High
                                 Risk Patients"

                             Protocol # VTI-2003-03

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     WHEREAS, VICOR desires to engage HCRI for the purpose of providing Clinical
Trial Services, as defined in Exhibit A to this Agreement, which will serve as the Scope of Work and budget for the Agreement, for Protocol #VTI-2003-03, entitled, Prospective, "Multi-Center Study Of The Ability Of The PD2i Cardiac
Analyzer To Predict Risk Of Ventricular TachyArrhythmic Events Such As, Sudden
Cardiac Death (SCD), Ventricular Fibrillation (VF) or Ventricular Tachycardia
(VT) in High Risk Patients," dated May 5, 2005 (incorporated herein by reference);

     WHEREAS, HCRI and its professionals have experience in the development and administration of clinical trials of various Investigational Products; and

     WHEREAS, the parties hereto deem it to be in their individual and mutual best interest to set forth the terms and conditions of their relationship herein; and

     NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, HCRI and VICOR agree as follows:

1.   DEFINITIONS.

     "Clinical Sites" shall mean the hospitals and other medical institutions that are participating as clinical study sites and seeing patients in accordance with the protocol.

     "Clinical Trial Data" shall mean data provided in reference to this Study by the Clinical Sites during the Trial and may include, but is not limited to, information contained in case report forms, core laboratory data, if any, and clinical laboratory data, if any.

     "Clinical Trial Services" shall mean the Services described in Exhibit A to this Agreement, which shall serve as the Scope of Work and budget for this
     Agreement.

     "Investigational Product" shall mean the device, pharmaceutical, or biopharmaceutical product under investigation for this Trial.

     "Pre-Existing Intellectual Property" means all proprietary rights, including patents, copyrights, trade secrets and other proprietary information relating to the Investigational Product and owned or licensed by VICOR.

     "Principal Investigators" shall mean collectively the investigator who functions as overall principal investigator for the Trial and the investigators who function as principal investigators at the Clinical
     Sites.

     "Protocol" shall mean the investigational plan developed pursuant to this
     Agreement for performing the Trial.

     "Trial" shall mean the clinical trial described in the Protocol.

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2.   VICOR LIAISON.

     VICOR shall designate a person who shall be VICOR's primary liaison (the
"Liaison") with HCRI for all purposes pursuant to this Agreement. The Liaison's duties shall include responding promptly and fully to all reasonable requests from HCRI. The Liaison may consult informally with HCRI's representatives, both in person and by telephone, regarding the Trial. All notices and approvals to be made by VICOR pursuant to this Agreement shall be made by or through the
Liaison, and HCRI shall be entitled to look solely to the Liaison for such notices and approvals. The Liaison shall be Mr. David Fater, President, Chief
Executive and Financial Officer.

3.   PRIMACY OF HEALTH CARE MISSION.

     VICOR acknowledges that the primary mission of HCRI is health care, education and the advancement of knowledge and, consequently, all Clinical Trial
Services, (described in Exhibit A), provided by HCRI under this Agreement shall be performed in a manner best suited to carry out that mission. Furthermore,
HCRI does not guarantee specific results of the Trial.

4.   DATA OWNERSHIP.

     VICOR shall have ownership rights to the Clinical Trial Data, as well as to the content of. analyses and reports relating to the Trial which are delivered to VICOR by HCRI. VICOR shall be free to use the Clinical Trial Data and the content of such analyses and reports for its own business purposes, provided however that VICOR agrees that it shall be solely liable for the content of the analyses or reports if it changes or otherwise modifies such analyses or reports in any way at any time from the form in which they were delivered to VICOR. HCRI shall own all rights to the procedures, methodologies, computer programs, analytic tools, know how and work papers used and/or generated by HCRI in conducting such analyses relating to the Trial (collectively, "HCRI Know-How").
VICOR agrees not to reproduce and/or disseminate such Know-How for its benefit or the benefit of any third party.

5.   VICOR'S OBLIGATIONS.

     a. Compensation and Payment. In consideration for its services, HCRI will receive remuneration equal to an estimated fee of $1,270,460 as detailed in attached Exhibit A. VICOR and HCRI expressly agree that such fee represents an estimate arrived upon in good faith and based on the parties' mutual understanding of the Scope of Work at the outset of this Agreement. This estimated fee will be invoiced according to the payment schedule provided in attached Exhibit 13. VICOR agrees to pay each invoice upon receipt of the invoice. To the extent there is no good faith dispute as to the validity of the invoice; accounts not paid within thirty (30) days of receipt of an invoice will be considered overdue. Overdue accounts will be charged 1.5% of the invoice total for each month that the invoice remains unpaid.

     b. Changes in Scope. Amounts paid by VICOR under this section may be increased if the Scope of Work detailed in Exhibit A changes. If changes in scope are required by VICOR, a Contract Change Order describing the modification to the Scope of Work and detailing the associated adjustment to the project costs will be issued by HCRI and agreed to in writing between HCRI and VICOR.
Additionally, VICOR acknowledges that certain adjustments to the estimated fee may be necessary during the term of this Agreement along with a detailed explanation of same. HCRI shall provide VICOR with prompt notice of any adjustment deemed

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necessary. Further, the parties shall review and address any dispute relating to all such adjustments.

     c. Use of Funds. HCRI shall monitor expenditures, in accordance with its policies, to ensure that the funds provided by VICOR are spent in accordance with this Agreement and approved budgets. However, HCRI shall have the right to rebudget funds between cost categories as deemed necessary by HCRI.

     d. Representations Concerning the Investigational Product. VICOR represents warrants and agrees that the Investigational Product is produced in accordance with all applicable laws and regulations. VICOR further represents, warrants and agrees that appropriate federal and state government authorization has been or will be obtained for the use of the Investigational Product for the Trial.

     e. Adverse Reactions. VICOR agrees that HCRI is not responsible for the costs of diagnosis, care and treatment of any undesirable side effects, adverse reactions, illness or injury to a participant in the Trial which result from participation in the Trial, except to the extent such costs arise directly from
HCRI's gross negligence or reckless or intentional misconduct. This section is not intended to create any third-party contractual benefit for any participants in the Trial.

     f. Immediate Notification of Adverse Reactions. VICOR shall immediately transmit to HCRI any information regarding any Serious Adverse Events associated with the use of the Investigational Product. HCRI shall immediately transmit to
VICOR and the sites, or their designees, any information regarding previously unreported Serious Adverse Events experienced by participants in the Trial.

6.   CONFIDENTIALITY; PUBLICATION.

     a. VICOR Confidential Information Defined. "VICOR Confidential Information"
shall mean information provided to HCRI by VICOR pursuant to this Agreement which is marked "Confidential" when disclosed or otherwise treated as confidential by VICOR. If not in tangible form, VICOR agrees to identify such information as confidential when disclosed and make reasonable efforts to confirm in writing the confidential nature of the information within thirty (30)
days of such disclosure. Notwithstanding the foregoing, "VICOR Confidential
Information" shall not include information or materials that: (i) were in the possession of HCRI before receipt from VICOR; (ii) were or become available to the public through no fault of HCRI; (iii) have been received in good faith by
HCRI from a third party who does not owe a duty of confidentiality to VICOR;
(iv) have been independently developed by HCRI without any use of VICOR
Confidential Information; or (v) are required to be disclosed by law.

     b. Limited Delivery of VICOR Confidential Information. The free dissemination of information is an important policy of HCRI. To minimize questions concerning the confidentiality of disclosures, trade secrets, or proprietary data or information, VICOR agrees to limit to the extent possible the delivery of VICOR Confidential Information to HCRI.

     c. Publication. In accordance with this subparagraph (c), HCRI shall have the right to publish or otherwise publicly disclose the results of the Trial and other information gained in

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the course of this Agreement. During the term of this Agreement and for a period of one (I) year following the termination or expiration of this Agreement, to protect patent rights and VICOR Confidential Information, HCRI shall submit manuscripts, abstracts and similar material generated by HCRI as a result of this Agreement ("Publications") to VICOR via the VICOR Liaison for review and comment thirty (30) days prior to the planned publication or disclosure date.

     VICOR will advise HCRI within thirty (30) days of receiving any such
Publication of: (i) any disclosure of information that will result in a loss of patent rights ("Patentable Material"), and (ii) any disclosure of VICOR
Confidential Information. If VICOR informs HCRI that it is desirable to file one or more patent applications on Patentable Material disclosed in the Publication,
HCRI may, at its option: (i) delete the Patentable Material and publish or disclose the Publication; or (ii) postpone Publication for not more than sixty
(60) days beyond the date on which the Publication was provided to VICOR to provide time to file such patent applications. Upon mutual agreement that the
Publication contains VICOR Confidential Information, HCRI will delete such information. Any dispute relating to the Publication shall be addressed and resolved by the parties.

7.   PUBLICITY.

     No press release, advertising, promotional sales literature or other promotional written statements or promotional oral statements to the public in connection with or alluding to work performed under this Agreement or the relationship between the parties created by it, having or containing any reference to HCRI or any of its affiliates or VICOR, shall be made by either party without the prior written approval of the other party. HCRI shall, however, have the right to acknowledge VICOR's support of the investigations under this Agreement in HCRI's brochure, web site, scientific publications and other scientific communications.

8.   INVENTIONS.

     HCRI acknowledges VICOR's ownership interest in all Pre-Existing
Intellectual Property in the Investigational Product. HCRI agrees to take no action inconsistent with VICOR's ownership of such Pre-Existing Intellectual
Property.

     During the course of the Trial, should any new inventions, developments or improvements (whether patentable or not) be conceived and reduced to practice by
HCRI or VICOR, the parties agree that ownership shall be determined by inventorship in accordance with U.S. Patent Laws. The parties further agree to provide each other with prompt notice of any such new invention, development or improvement in order for the parties to address related issues, including but not limited to, the preparation and filing of one or more patent applications and negotiation of cross-licensing opportunities which may be mutually desirable.

     Notwithstanding the foregoing, the parties agree that nothing in this
Agreement by implication or otherwise shall constitute a grant of rights to any
Pre-Existing Intellectual Property or to any new invention, development or improvement owned or developed by either party during or after the Trial.

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9.   INDEMNIFICATION.

     a. Vicor shall indemnify, defend and hold harmless HCRI and its trustees, officers, medical and professional staff, employees, agents, subcontractors, and their respective successors, heirs and assigns ("HCRI Indemnities"), against any liability, damage, loss, or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the HCRI Indemnities or any one of them in connection with any claims, suits, actions, demands or judgments:
(i) arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) resulting from the Protocol; (ii) arising out of any side effect or adverse reaction, illness or injury resulting from the Protocol or the Indemnities' performance under this
Agreement and occurring to any person involved in the Trial; or (iii) arising out of damage to any property resulting from and occurring during the
Indemnities' performance of this Agreement.

     b. HCRI shall indemnify, defend and hold harmless Vicor and its trustees, officers, medical and professional staff, employees, agents, subcontractors and their respective successors, heirs and assigns ("Vicor Indemnities"), against any liability, damage, loss, or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the Vicor Indemnities or any one of them in connection with any claims, suits, actions, demands or judgments arising out of or caused by: (i) the falsity of any representation or the breach of any warranty made by HCRI in this Agreement; (ii) HCRI's default under any term or provision hereof on its part to be observed and performed; or
(iii) the negligent activities, or reckless or intentional misconduct of HCRI, its trustees, officers, medical and professional staff, employees, agents or subcontractors. Notwithstanding the foregoing, HCRI's total liability for indemnification hereunder shall not exceed one (I) times the compensation received by HCRI under this Agreement.

     c. Either party's indemnification under 9(a) (b) shall not apply to the extent that any liability, damage, loss or expense is directly attributable to the grossly negligent activities, or reckless or intentional misconduct of the
Indemnities.

     d. Both parties agree, at its own expense, to provide attorneys reasonably acceptable to the Indemnitee to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

     e. Both parties agree to provide each other with prompt written notice of any claim, suit, action, demand or judgment as described in Section 9(a) of which it has actual knowledge or a reasonable belief thereof.

     f. This Section 9 shall survive expiration or termination of this
Agreement.

10.  INSURANCE.

     a. VICOR shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance in amounts not less than $2,000,000 per incident and $2,000,000 annual aggregate and naming the Index-al-lams as additional insured. Such comprehensive general liability insurance shall provide
(i) product liability coverage and (ii) broad form contractual liability coverage for VICOR's indemnification under the preceding section. If

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VICOR elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to HCRI and HCRI's insurance carrier.
The minimum amounts of insurance coverage required under this section shall not be construed to create a limit of VICOR's liability with respect to its indemnification under the preceding section of this Agreement.

     b. VICOR shall provide HCRI with written evidence of such insurance upon request of HCRI. VICOR shall provide HCRI with written notice at least fifteen
(15) days prior to the cancellation, non-renewal or material change in such insurance.

     c. VICOR shall maintain such comprehensive general liability insurance (i)
during the continuance of the Trial or the term of this Agreement, whichever is longer, and (ii) for a reasonable period after the period referred to in (c)(i)
above which in no event shall be less than six (6) years.

     d. This Section 10 shall survive expiration or termination of this
Agreement.

11.  LIMITATION OF LIABILITY AND REMEDIES.

     a. IN THE EVENT OF ANY MA'T'ERIAL BREACH, OMISSION, OR NEGLIGENCE BY HCRI
IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, VICOR AGREES THAT
ITS FIRST RECOURSE SHALL BE TO SEEK REPERFORMANCE, BY HCRI, OF THE SERVICES
DETRIMENTALLY IMPACTED BY SUCH ERROR OR OMISSION AT THE SOLE COST AND EXPENSE OF
HCRI. IN NO EVENT SHALL HCRI'S LIABILITY FOR SUCH MATERIAL BREACH OR OMISSION
EXCEED THE FEES PAID TO HCRI FOR THE AFFECTED SERVICE. VICOR FURTHER AGREES THAT
HCRI SHALL NOT BE LIABLE TO VICOR FOR ANY SPECIAL, INDIRECT, EXEMPLARY,
INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO ANY DAMAGES
RESULTING FROM LOSS OF DATA, DELAY IN- THE STUDY, LOSS OF PROFITS OR LOSS OF
BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY PRODUCTS,
SERVICES OR MATERIALS FURNISHED HEREUNDER, EVEN IF HCRI HAS BEEN ADVISED OR
SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES.

     b. EXCEPT AS EXPRESSLY STATED TO THE CONTRARY, THE LIMITATIONS STATED IN
SECTION 11 (a) SHALL APPLY WHETHER THE ASSEKLED CLAIM, LIABILITY OR DAMAGES ARE
BASED ON CONTRACT (INCLUDING BUT NOT LIMITED TO BREACH OF WARRANTY), TORT
(INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND STRICT LIABILITY) OR ANY OTHER
LEGAL OR EQUITABLE GROUNDS, AND REGARDLESS OF WHETHER THE ASSERTED CLAIM,
LIABILITY OR DAMAGES ARISE FROM PERSONAL INJURY, PROPERTY DAMAGE, ECONOMIC LOSS
OR ANY OTHER KIND OF INJURY, LOSS OR DAMAGE. EACH OF SUCH LIMITATIONS IS
INTENDED TO BE ENFORCEABLE REGARDLESS OF WHETHER ANY OTHER EXCLUSIVE OR
NONEXCLUSIVE REMEDY UNDER THIS AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE.

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     c. VICOR acknowledges that the fees described in Exhibit A and the other economic terms of this Agreement and its Exhibits reflect the allocation of risks and the limitations of HCRI' s liability hereunder.

12.  TERM; TERMINATION.

     a. Term. This Agreement shall continue in full force and effect until VICOR has provided final payment to HCRI. Termination of this Agreement, however, shall not relieve the obligations undertaken by the parties in Sections 6, 7, 8,
9, 10, and 11.

     b. Termination without Cause. Either party may terminate this Agreement without cause by providing sixty (60) days written notice to the other party.

     c. Termination for Bankruptcy/Insolvency. Either party may immediately terminate this Agreement if the other party files a petition in bankruptcy or is adjudicated as bankrupt or insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law, or if the other party discontinues its business or if a receiver is appointed for the other party or the other party's business who is not discharged within thirty (30)
days.

     d. Termination for Cause. Either party may terminate this Agreement for cause after providing the breaching party with thirty (30) days written notice of the breach and the opportunity to cure the breach during such period.

     e. Effect of Termination. Upon termination of this Agreement for any reason, VICOR shall promptly pay HCRI on a time and materials basis for all work performed and expenses incurred through the effective date of termination including, without limitation, amounts due for closeout costs and non-cancelable commitments incurred through that date, if such costs exceed the amounts previously paid under this Agreement. Upon termination or expiration of this
Agreement, HCRI shall retain title to all equipment purchased or fabricated by it with funds provided by VICOR under this Agreement.

13.  COMPLIANCE WITH LAWS AND POLICIES.

     a. Compliance with Law. VICOR and HCRI shall comply with all applicable federal, state and local laws, regulations and guidelines, including but not limited to any such laws, regulations or guidelines concerning human subject research.

     b. Adherence to Policies. VICOR recognizes that in performing services under this Agreement, HCRI is bound by and all rights of VICOR will be subject to the Faculty of Medicine of Harvard University's Faculty Policies on Integrity
in Science.

     c. Financial Disclosure. Pursuant to any applicable federal, state and local laws, regulations or guidelines, VICOR, Clinical Sites, Principal
Investigators and any employees under the supervision of Principal Investigator who are directly involved in this Study ("Parties of Interest") may be required to complete and sign a financial conflicts of interests disclosure form(s). Such forms must disclose any financial interests and/or investments in VICOR held by
Parties of Interest. VICOR agrees that it shall retain primary responsibility for reporting all financial interests of Parties of Interest in accordance with any and all applicable regulations,

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statutes or guidelines and HCRI shall be responsible for obtaining any required forms from the Clinical Sites. In compliance with any applicable regulatory requirement Parties of Interest shall promptly update forms, as needed to maintain their accuracy and completeness during the Study and for one year after its completion.

14.  NON-SOLICITATION; FINANCIAL INTEREST IN VICOR.

     a. VICOR shall not solicit for employment or employ, at any time during the term hereof or for a period of one (1) year thereafter, any person employed by
HCRI at any time during the term hereof, without the prior written consent of
HCRI. If VICOR employs a staff member of HCRI without HCRI's prior written consent, VICOR agrees to pay a fee of 100% of the individual's salary or expected compensation for the first year of service.

     b. Neither VICOR nor any affiliate or subsidiary of VICOR shall grant, issue or provide or agree to grant, issue or provide any financial interest, including any consulting or other fee or stock or other equity, to any person employed by HCRI or any immediate family member of any person employed by HCRI without the prior written consent of the President and Chief Executive Officer of HCRI.

15.  ARBITRATION.

     a. The parties shall settle by arbitration any controversy or claim between them arising directly or indirectly under this Agreement, whether based on contract, tort, fraud, misrepresentation or other legal theory, and whether or not arbitration has been expressly referenced elsewhere in a particular section or a particular subsection of this Agreement. The arbitration shall occur in
Boston, Massachusetts under the then current rules and supervision of the
American Arbitration Association. If the dispute involves a claim for money in the amount of $500,000 or less and does not involve any claims relating to ownership, use, or disclosure of intellectual property, the arbitration shall be before a single arbitrator whom the parties shall select from a panel of persons knowledgeable in the therapeutic area addressed by the Trial and clinical research; otherwise, the arbitration shall be before three arbitrators, one selected by VICOR, one selected by HCRI, and the third selected by the two arbitrators so selected. The arbitrator or arbitrators shall not have the power to award punitive or exemplary damages. The decision. and award of the arbitrator or arbitrators shall be final and binding and the award rendered may be entered in any court having competent jurisdiction. The parties shall each pay their own attorneys' fees associated with the arbitration, and shall pay the other costs and expenses of the arbitration as the rules of the American
Arbitration Association or the arbitrator provide.

     b. Any party may request arbitration to resolve any controversy or claim, between them, as provided above, by written notice to the other proposing an arbitrator. The other party receiving such written notice shall have thirty (30)
days in which to agree with such choice of arbitrator or, if three arbitrators are required, to propose its arbitrator.

16.  FORCE MAJEURE.

     a. Neither party shall be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such party, which causes such party to be unable

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to perform its obligations under this Agreement, and which it has been unable to overcome by the exercise of due diligence.

     b. In the event of the occurrence of such a force majeure event, the party unable to perform shall promptly notify the other party. It shall further use its best efforts to resume performance as quickly as possible and shall suspend performance only for such period of time as is necessary as a result of the force majeure event.

17.  MISCELLANEOUS.

     This Agreement constitutes the entire agreement among the parties, and all prior negotiations, representations, agreements and understandings are superseded hereby. No agreements amending, altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of the parties. Any notice required by this Agreement shall be given by prepaid, first class, certified mail, return receipt requested, to the parties at their addresses set forth above. This Agreement shall be governed by and construed in accordance with the laws of The
Commonwealth of Massachusetts. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. Failure of either party to enforce a right under this
Agreement shall not constitute a waiver of that right or the ability to later assert that right. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This
Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their successors and permitted assigns; provided, however, this
Agreement may not be assigned by either party without the prior written approval of the other party. For the purposes of this Agreement, the parties shall be deemed to be independent contractors and not employees or agents of the other.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

VICOR TECHNOLOGIES INC.                HARVARD CLINICAL RESEARCH INSTITUTE, INC.

By:                                    By:
   ----------------------------------     --------------------------------------
Name                                   Name:
    ---------------------------------       ------------------------------------
Title:                                 Title:
       ------------------------------        -----------------------------------
Date:                                  Date:
      -------------------------------       ------------------------------------

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VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
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                                    EXHIBIT A

                            SCOPE OF WORK AND BUDGET
                            ------------------------

  "Prospective, Multi-Center Study Of The Ability Of The PD2i Cardiac Analyzer
      To Predict Risk Of Ventricular TachyArrhythmic Events Such As, Sudden
  Cardiac Death( SCD), VentricuLar Fibrillation (VF) or Ventricular Tachycardia
                             in High Risk Patients"

                             Protocol # VTI-2003-03

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VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
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PROJECT PARAMETERS:

================================================================================
Number of Patients Enrolled:                                    900
--------------------------------------------------------------------------------
Number of Sites                                                 30
--------------------------------------------------------------------------------
Enrollment Period (Approximately)::                          12 months
--------------------------------------------------------------------------------
Enrollment Rate:                                       3 patients/site/month
--------------------------------------------------------------------------------
Follow-u. Period/Patient:                                    12 months
--------------------------------------------------------------------------------
Follow Ups:                                                   6M, 12M
--------------------------------------------------------------------------------
Project Period:                                              30 months
--------------------------------------------------------------------------------
Estimated Number of Statistical  Tables,        25 tables, 8 figures, 2 listings
Listings,  and Figures to be Prepared by
HCRI for the Final Statistical Anal sis:
--------------------------------------------------------------------------------
Outside Vendors:                                           Target Health
--------------------------------------------------------------------------------
Estimated Number of DSMB Meetings:                               3
--------------------------------------------------------------------------------
Total Number of DSMB reports:                                    2
--------------------------------------------------------------------------------
Total Number of Endpoint Reports:                 2 (1 6M second, 1 12M primary)
--------------------------------------------------------------------------------
Total Number of Annual Safety Reports:                           2
--------------------------------------------------------------------------------
Estimated CEC Event Rate:                                       30%
--------------------------------------------------------------------------------
Estimated Number of Events to be Adjudicated:                   270
================================================================================

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VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
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TASK MATRIX:

-------------------------------------------------------------------------------------------------------------------------
                                                                                 VICOR      HCRI       MFH      TARGET
-------------------------------------------------------------------------------------------------------------------------
CLINICAL DOCUMENT DEVELOPMENT
-------------------------------------------------------------------------------------------------------------------------
Protocol
-------------------------------------------------------------------------------------------------------------------------
     Perform literature review                                                               Yes
-------------------------------------------------------------------------------------------------------------------------
     Develop statistical plan (including sample size)                                        Yes
-------------------------------------------------------------------------------------------------------------------------
     Develop protocol summary                                                                Yes
-------------------------------------------------------------------------------------------------------------------------
     Develop full protocol                                                                   Yes                 Input
-------------------------------------------------------------------------------------------------------------------------
     Protocol submission to FDA o                                                 Yes                             Yes
-------------------------------------------------------------------------------------------------------------------------
     Create TOC for Manual of Operations                                                     Yes                 Input
-------------------------------------------------------------------------------------------------------------------------
     Distribute protocol to sites (for IRB/Ethics submission))                               Yes
-------------------------------------------------------------------------------------------------------------------------
     Draft Protocol amendments                                                               Yes
-------------------------------------------------------------------------------------------------------------------------
     Provide notice of protocol amendments                                                   Yes
-------------------------------------------------------------------------------------------------------------------------
     Distribute revised protocol to sites                                                    Yes
-------------------------------------------------------------------------------------------------------------------------
     Train sites on protocol/ECG/ICD log collection                                          Yes       Yes
-------------------------------------------------------------------------------------------------------------------------
     Train sites on data collection                                               Yes
-------------------------------------------------------------------------------------------------------------------------
     Train sites on protocol and protocol revisions                                          Yes       Yes
-------------------------------------------------------------------------------------------------------------------------
Case Report Forms (eCRFs)
-------------------------------------------------------------------------------------------------------------------------
     Develop eCRFs                                                                           Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
     Format eCRFs                                                                                                 Yes
-------------------------------------------------------------------------------------------------------------------------
     Develop eCRF Completion Guidelines, EDC manual                                          Yes                Review
-------------------------------------------------------------------------------------------------------------------------
     eCRF Changes (post final approval by sponsor)                                          Input                 Yes
-------------------------------------------------------------------------------------------------------------------------
Informed Consent Form (ICF)                                                                  Yes
-------------------------------------------------------------------------------------------------------------------------
Develop other study reference materials (pocket cards)                                       Yes
-------------------------------------------------------------------------------------------------------------------------
REGULATORY STRATEGY CONSULTING
-------------------------------------------------------------------------------------------------------------------------
FDA meetings I conference calls                                                   Yes        Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
     Attend meeting
-------------------------------------------------------------------------------------------------------------------------
         FDA Meeting
-------------------------------------------------------------------------------------------------------------------------
     Prepare materials for meetings                                               Yes        Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
     Prepare responses to FDA letters                                             Yes        Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
STUDY MANAGEMENT AND MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------
Site / Investigator identification in collaboration with Sponsor                             Yes
-------------------------------------------------------------------------------------------------------------------------
Investigator meeting attendees:
-------------------------------------------------------------------------------------------------------------------------
     Project Manager                                                                         Yes
-------------------------------------------------------------------------------------------------------------------------
     Inhouse Clinical Research Associate                                                     Yes
-------------------------------------------------------------------------------------------------------------------------
     Clinical Site Management Coordinator                                                    Yes
-------------------------------------------------------------------------------------------------------------------------
     Data Manager                                                                                      Yes
-------------------------------------------------------------------------------------------------------------------------
     Representative from ECG Core Lab                                                        Yes
-------------------------------------------------------------------------------------------------------------------------
     Site Monitors                                                                                     Yes
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   2

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     Clinical Reviewer                                                                       Yes
-------------------------------------------------------------------------------------------------------------------------
Participate in conference calls (weekly)                                          Yes        Yes       Yes        Yes
-------------------------------------------------------------------------------------------------------------------------
Coordinate core labs, external vendors, etc. (as applicable)                                 Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
Work with selected core labs, external vendors, etc. (as applicable                          Yes       Yes        Yes
-------------------------------------------------------------------------------------------------------------------------
Develop study timelines                                                           Yes        Yes       Yes        Yes
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                VICOR      HCRI        MFH      TARGET
-------------------------------------------------------------------------------------------------------------------------
SITE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
Distribute  confidentiality  agreements  (CDAs)  to  potential  sites  after
approval from Vicor                                                                         Yes
-------------------------------------------------------------------------------------------------------------------------
Track receipt of confidentiality agreements from potential sites                            Yes
-------------------------------------------------------------------------------------------------------------------------
Screen potential investigators:  Develop eligibility  questionnaires,  track                Yes
sending/receipt of questionnaires
-------------------------------------------------------------------------------------------------------------------------
Collect all regulatory documents (for example CVs, Statement of Investigator,
IRB approval, 1RBNicor approved consent form, financial Yes disclosure, etc.)
following FDA, GCP, and local requirements
-------------------------------------------------------------------------------------------------------------------------
Assist sites with informed consent modifications                                            Yes
-------------------------------------------------------------------------------------------------------------------------
Provide weekly status tracking report of document collection                                Yes
-------------------------------------------------------------------------------------------------------------------------
Approve sites' complete regulatory packets for device shipment                              Yes
-------------------------------------------------------------------------------------------------------------------------
Submit package containing  originals of each site's regulatory  documents to                Yes
sponsor
-------------------------------------------------------------------------------------------------------------------------
Distribute regulatory documents binder to each site                                         Yes
-------------------------------------------------------------------------------------------------------------------------
Shipping of all study materials including core lab instructions/manuals                     Yes
-------------------------------------------------------------------------------------------------------------------------
Negotiate contract terms, language, and payment schedule with sites                         Yes
-------------------------------------------------------------------------------------------------------------------------
Track status of contracts                                                                   Yes
-------------------------------------------------------------------------------------------------------------------------
Approve final contracts with sites                                               Yes        Yes
-------------------------------------------------------------------------------------------------------------------------
Negotiate and finalize  letters of  indemnification  with sites (if required     Yes        Yes
by sites
-------------------------------------------------------------------------------------------------------------------------
Develop/finalize Monitoring Plan                                                            Yes       Input
-------------------------------------------------------------------------------------------------------------------------
Develop/finalize Data Flow Plan/Regulations Document/Project Plan                                                Yes
-------------------------------------------------------------------------------------------------------------------------
Develop Communications Plan                                                      Yes        Yes       Input      Yes
-------------------------------------------------------------------------------------------------------------------------
Develop/finalize AE reporting Plan                                                                               Yes
-------------------------------------------------------------------------------------------------------------------------
Conduct communication with sites to ensure enrollment targets are met,
document collection and source documents for event adjudication is                          Yes        Yes
completed.
-------------------------------------------------------------------------------------------------------------------------
Issue investigator payments to all sites                                                    Yes
-------------------------------------------------------------------------------------------------------------------------
Provide quarterly investigator payment accounting to Vicor.                                 Yes
-------------------------------------------------------------------------------------------------------------------------
Create and maintain a running list of FAQs for the stud                                     Yes       Input      Yes
-------------------------------------------------------------------------------------------------------------------------
Manage AE reporting from site to the CEC                                                    Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
Re-supply study materials to sites                                                          Yes
-------------------------------------------------------------------------------------------------------------------------
INVESTIGATORS MEETING
-------------------------------------------------------------------------------------------------------------------------
Plan, organize, manage, and facilitate meeting                                  Input       Yes                 Input
-------------------------------------------------------------------------------------------------------------------------
Prepare agenda and distribute meeting materials                                 Input       Yes                 Input
-------------------------------------------------------------------------------------------------------------------------
Collect and prepare speakers' slides                                            Input       Yes                 Input
-------------------------------------------------------------------------------------------------------------------------
Prepare meeting minutes and distribute to attendees                                         Yes
-------------------------------------------------------------------------------------------------------------------------
Present science/protocol/safety profile                                         Input       Yes                 Input
-------------------------------------------------------------------------------------------------------------------------
Present overview of device, i.e., Instructions for Use                           Yes
-------------------------------------------------------------------------------------------------------------------------
Present AE reporting flow                                                                   Yes
-------------------------------------------------------------------------------------------------------------------------
EDC, eCRF, overview                                                                         Yes
-------------------------------------------------------------------------------------------------------------------------
ECG Core Lab information/training                                                           Yes
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   3

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                VICOR      HCRI        MFH      TARGET
-------------------------------------------------------------------------------------------------------------------------
 SITE MONITORING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------
 Provide training for CRAs to conduct qualification/ initiation visits                   Yes           Yes     EDC Input
--------------------------------------------------------------------------------------------------------------------------
 Conduct qualification/initiation visits                                                               Yes
--------------------------------------------------------------------------------------------------------------------------
 Provide written qualification/initiation report                                         Yes           Yes
--------------------------------------------------------------------------------------------------------------------------
 Conduct interim on-site monitoring visits                                                             Yes
--------------------------------------------------------------------------------------------------------------------------
 Review and verification of source documentation to the eCRFs                                          Yes
--------------------------------------------------------------------------------------------------------------------------
 Provide written interim visit report                                                    Yes           Yes
--------------------------------------------------------------------------------------------------------------------------
 Verify Investigator's compliance with protocol and regulatory                           Yes           Yes
 requirements as part of monitoring visits
--------------------------------------------------------------------------------------------------------------------------
 Obtain corrections to eCRF/Query resolution                                             Yes           Yes        Yes
--------------------------------------------------------------------------------------------------------------------------
 Maintain site training of personnel                                                     Yes           Yes     EDC Input
--------------------------------------------------------------------------------------------------------------------------
 Conduct close-out visits                                                                Yes           Yes
--------------------------------------------------------------------------------------------------------------------------
 Perform post study device accountability                                                Yes           Yes
--------------------------------------------------------------------------------------------------------------------------
 Provide written-close-out reports                                                       Yes           Yes
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   As
                                                                                 As                             necessary
 Maintain regular contact with sites                                          necessary  Yes           Yes       for DM
                                                                                                                 issues
--------------------------------------------------------------------------------------------------------------------------
 Coordinate investigational product distribution                                 Yes
--------------------------------------------------------------------------------------------------------------------------
 DATA MANAGEMENT ACTIVITIES (PLEASE REFER TO TARGET HEALTH INC. PROPOSAL                                          Yes
 DATED 12/29/04 FOR CLARIFICATION OF TASKS, TO INCLUDE ELECTRONIC
 SIGNATURES AND ONLINE/OFFLINE EDIT CHECKS)
--------------------------------------------------------------------------------------------------------------------------
 CLINICAL / SAFETY EVENT MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
 Clinical adjudication management                                                        Yes
--------------------------------------------------------------------------------------------------------------------------
 Identification of Endpoint events (w/Core Lab)                                          Yes                      Yes
--------------------------------------------------------------------------------------------------------------------------
 Provide complete Event Packets to HCRI ( Involve ECG Core Lab)                          Yes                      Yes
--------------------------------------------------------------------------------------------------------------------------
 Track Event Packets using tracker database                                              Yes
--------------------------------------------------------------------------------------------------------------------------
 Clinical reviewer event coding & summary preparation                                    Yes
--------------------------------------------------------------------------------------------------------------------------
 Develop CEC manual of operations                                                        Yes
--------------------------------------------------------------------------------------------------------------------------
 Clinical review internal adjudication of selected endpoints                             Yes
--------------------------------------------------------------------------------------------------------------------------
 Produce report quality narratives                                                       Yes
--------------------------------------------------------------------------------------------------------------------------
 Produce & distribute CEC minutes                                                        Yes
--------------------------------------------------------------------------------------------------------------------------
 Clinical Event Committee (CEC) meeting coordination                                     Yes
--------------------------------------------------------------------------------------------------------------------------
 Program and validate event database                                                     Yes
--------------------------------------------------------------------------------------------------------------------------
 Clinical event database management, including cleaning                                  Yes
--------------------------------------------------------------------------------------------------------------------------
 Code adverse events                                                                                              Yes
--------------------------------------------------------------------------------------------------------------------------
 Code concomitant medications                                                                                     Yes
--------------------------------------------------------------------------------------------------------------------------
 Safety reconciliation                                                                                            Yes
--------------------------------------------------------------------------------------------------------------------------
 Notification of SAE's to responsible party                                      Yes                              Yes
--------------------------------------------------------------------------------------------------------------------------
 Submission of SAE's to regulatory authorities                                   Yes                              Yes
--------------------------------------------------------------------------------------------------------------------------
 Medical monitoring (Dr. Weiss)                                                  Yes
--------------------------------------------------------------------------------------------------------------------------
  STATISTICS AND DATA HANDLING / ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
  Biostatistician input into clinical trial protocol                                        Yes
--------------------------------------------------------------------------------------------------------------------------
  Data transfers, annotated casebooks as part of EDC systems to HCRI                                              Yes
--------------------------------------------------------------------------------------------------------------------------
  Statistical Analysis Plan (SAP) and definition of data listings                           Yes
--------------------------------------------------------------------------------------------------------------------------
  Program statistical tables, listings, and figures                                         Yes
--------------------------------------------------------------------------------------------------------------------------
  Provide data listings                                                                     Yes
--------------------------------------------------------------------------------------------------------------------------
  Perform analyses                                                                          Yes
--------------------------------------------------------------------------------------------------------------------------
  Provide format for report                                                      Yes        Yes                   Yes
--------------------------------------------------------------------------------------------------------------------------
  Provide template report tables                                                            Yes                Input/ICH
                                                                                                                 Report
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   4

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                VICOR      HCRI        MFH      TARGET
-------------------------------------------------------------------------------------------------------------------------
  Review report tables                                                                                            Yes
--------------------------------------------------------------------------------------------------------------------------
  Provide ICH compliant report (I Final)                                                   Input                  Yes
--------------------------------------------------------------------------------------------------------------------------
  Coordinate data requests, including listings and meeting presentations.                   Yes                   Yes
  (Not included in budget, will be billed as an out of scope.)
--------------------------------------------------------------------------------------------------------------------------
  REPORTS
--------------------------------------------------------------------------------------------------------------------------
  Study reports
--------------------------------------------------------------------------------------------------------------------------
  Weekly (or as needed) study reports to sponsor/sites                                      Yes                   Yes
--------------------------------------------------------------------------------------------------------------------------
  Endpoint Clinical Summary Report (1 @ 6M)                                                 Yes                   Yes
--------------------------------------------------------------------------------------------------------------------------
  Final Clinical Summary Report (1 at 12M)                                                  Yes                   Yes
--------------------------------------------------------------------------------------------------------------------------
  DSMB
--------------------------------------------------------------------------------------------------------------------------
  Develop DSMB Charter                                                                      Yes
--------------------------------------------------------------------------------------------------------------------------
  Obtain DSMB member agreement to participate                                               Yes
--------------------------------------------------------------------------------------------------------------------------
  Obtain DSMB member confidentiality agreement                                              Yes
--------------------------------------------------------------------------------------------------------------------------
  Coordinate DSMB meetings                                                                  Yes
--------------------------------------------------------------------------------------------------------------------------
  Provide study update information to DSMB as needed                                        Yes
--------------------------------------------------------------------------------------------------------------------------
  ARCHIVING
--------------------------------------------------------------------------------------------------------------------------
  Organize and index all necessary study-related documents to be archived                   Yes
--------------------------------------------------------------------------------------------------------------------------
  Arrange archiving of the study-related documents                                          Yes
--------------------------------------------------------------------------------------------------------------------------
  Box and transfer documents to archive                                                     Yes
--------------------------------------------------------------------------------------------------------------------------
  ECG/ICD CORE LAB
--------------------------------------------------------------------------------------------------------------------------
  Evaluate study ECGs/ICD labels                                                            Yes
--------------------------------------------------------------------------------------------------------------------------
  Data entry of PD2i Scores                                                                 Yes
--------------------------------------------------------------------------------------------------------------------------
  Quality Control of PD2i Scores                                                            Yes
--------------------------------------------------------------------------------------------------------------------------
  Develop ECG/ICD MOP, ECG/ICD labels                                                       Yes
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   5

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

ESTIMATED BUDGET:

================================================================================
  TRIAL DESIGN & DEVELOPMENT
--------------------------------------------------------------------------------
  Protocol Development                                                $28,000
--------------------------------------------------------------------------------
  SUBTOTAL                                                            $28,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CLINICAL TRIAL MANAGEMENT                                           $21,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PROJECT MANAGEMENT
--------------------------------------------------------------------------------
  Project Oversight                                                  $166,200
--------------------------------------------------------------------------------
  Internal/External Conferencing                                      $26,800
--------------------------------------------------------------------------------
  SUBTOTAL                                                           $193,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DATA MANAGEMENT
--------------------------------------------------------------------------------
  Database Programming                                                 $5,400
--------------------------------------------------------------------------------
  Database Maintenance                                                 $3,510
--------------------------------------------------------------------------------
  Data Receipt & Tracking                                              $4,480
--------------------------------------------------------------------------------
  Data Maintenance & Administration                                   $10,800
--------------------------------------------------------------------------------
  SUBTOTAL                                                            $24,190
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  STATISTICAL ANALYSIS & REPORTING
--------------------------------------------------------------------------------
  Statistical Analysis Plan                                           $15,000
--------------------------------------------------------------------------------
  Primary Endpoint                                                    $80,520
--------------------------------------------------------------------------------
  Secondary Endpoint                                                  $48,120
--------------------------------------------------------------------------------
  Annual Safety                                                       $32,240
--------------------------------------------------------------------------------
  DSMB                                                                $35,490
--------------------------------------------------------------------------------
  Final
--------------------------------------------------------------------------------
  SUBTOTAL                                                           $211,370
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CEC SERVICES                                                       $136,400
--------------------------------------------------------------------------------
  SITE MANAGEMENT SERVICES                                           $656,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ESTIMATED TOTAL COSTS                                            $1,270,460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ESTIMATED PASS-THROUGH COSTS
--------------------------------------------------------------------------------
  Estimated ECG Costs                                                $243,250
--------------------------------------------------------------------------------
  Estimated Site Payment Costs                                     $1,560,000
--------------------------------------------------------------------------------
  Estimated Monitoring Costs                                         $782,371
--------------------------------------------------------------------------------
  Estimated CEC Participant Costs                                     $94,500
--------------------------------------------------------------------------------
  Estimated DSMB Participant Costs                                    $12,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TOTAL ESTIMATED PASS-THROUGH COSTS                               $2,692,121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ESTIMATED GRAND TOTAL                                            $3,962,581
================================================================================

Note: The amounts presented above are total estimated costs for clinical trial services, site payments and monitoring costs provided by HCRI and for estimated
CEC meeting and Core Laboratory costs. VICOR will pay HCRI for CEC meeting and
Core Laboratory fees based on the actual number of events brought to the CEC and
DSMB for adjudication and the actual number of TCDs and ECGs read, respectively.
Costs such as printing and shipping of CRFs and related materials, travel expenses, overnight shipping, and other expenses incurred in connection with the trial are not included and will be invoiced to VICOR as a pass-through expense.

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   6

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

================================================================================
COST DETAIL: SITE MONITORING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COST SUMMARY
--------------------------------------------------------------------------------
   Lead CRA (HCRI)                                                       $10,000
--------------------------------------------------------------------------------
   Total Start up Cost         (1 visit/ site)     (30 visits total)     $15,840
--------------------------------------------------------------------------------
   Total Qualification         (1 visit/ site)     (25 visits total)     $49,500
   Visits
--------------------------------------------------------------------------------
   Total Site Initiation       (1 visit/ site)     (25 visits total)     $49,500
   Visits
--------------------------------------------------------------------------------
   Total Cost Interim Site    (6 visits/ site)    (150 visits total)    $376,200
   Visits
--------------------------------------------------------------------------------
   Total Administration                                                 $221,931
   Costs
--------------------------------------------------------------------------------
   Total Cost Close-out        (1 visit/ site)     (30 visits total)     $59,400
   Visits
--------------------------------------------------------------------------------
   TOTAL COSTS                                                          $782,371
================================================================================

BUDGET COMPANION:

TRIAL DESIGN & DEVELOPMENT

     PROTOCOL

     HCRI's Trial Design and Development and Biostatistics Departments will work closely with Vicor to develop a protocol which meets the scientific and clinical needs of the study, which includes the selection of appropriate study endpoints, development of the trial design and statistical rationale, inclusion and exclusion criteria, and data collection guidelines. Protocol drafts are reviewed by all operating departments at HCRI, as well as clinical experts from the therapeutic area being studied. The review process is conducted to confirm not only the completeness of the scientific and clinical justifications, but also the clearness of detail for site compliance and conformity with both US and outside of the US regulatory guidelines. HCRI staff has written over 100 protocols which have been used in the US, Canada, Europe, South America, New
Zealand and Australia.

     INFORMED CONSENT

     HCRI's Trial Design and Development and Site Management groups will draft a template informed consent in English to be used by each site for submission to its Institutional Review Board (IRB) or Ethics Committee. The informed consent will meet the ICH Guidelines for Good Clinical Practice (May 1997) and Good
Clinical Practice Standards as referred to in the 21 CFR, and incorporate relevant items described in the Helsinki Doctrine and the Belmont Report. HCRI
will work with Vicor to ensure that the document incorporates language which will meet their corporate needs as well.

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   7

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

     PROJECT MANAGEMENT

     A Project Manager will lead the HCRI team in completing the scope of work for this project. The PM will provide project oversight of all study-related activities on behalf of Vicor. The PM will facilitate communication among all team members and serve as the Sponsor's point of contact for all study-related activities. The Project Manager will manage the study timelines, budgets and milestones. In addition, the Project Manager will provide review of study deliverables, including the eCRFs, eCRF completion guidelines, and reports.

     PROJECT COMMUNICATION

     HCRI's project team will meet weekly to review all current matters relating to the study. The team members for this study will include the Project Manager, in-house Clinical Research Associate, Regional Clinical Research Associates,
Project Assistant, Trial Design & Development staff member, Clinical Reviewer and Biostatistician. In addition, a weekly conference call with Vicor will be coordinated by the HCRI Project Manager and Inhouse Clinical Research Associate
and will include a review of study timelines and milestones as well as any other issues which may arise during the course of the study_

SITE MANAGEMENT AND MONITORING

     HCRI understands that the management of study sites is fundamental to the success of a clinical trial. Being able to work collaboratively with study sponsors and site personnel assures a more efficient and timely study execution.
Contact with sites on a regular basis ensures pertinent information will be forwarded in a timely fashion to the appropriate resources.

     Clinical Operations will be directed by HCRI's Clinical Site Manager who has over 18 years of Site Management and Monitoring experience.

     HCRI Site Management will staff this trial with experienced in-house staff and contract monitors with an expertise in monitoring clinical trials specific to this disease indication and ensure that enough staff is available to meet the needs of the trial.

     Site Management services for the study will be performed by HCRI in accordance with the task matrix. Services include site selection, regulatory document collection, site agreements, site payments and site start-up and close out. The site monitors will be subcontracted from Monitor for Hire, a firm specializing in contract study monitors.

DATA MANAGEMENT

     INVESTIGATORS' MEETING

     Appropriate project team individuals will be identified to attend
Investigator Meetings. These individuals are typically from the Project
Management, Site Management and Trial Design/Development Departments. These
individuals discuss their role in the project and review specific processes being performed at HCRI. At Vicor's request, the Project Manager and Inhouse
Clinical Research Associate can provide training in specific HCRI procedures which will apply to the study. The Trial Design/Development representative is available to review the protocol and trial design issues.

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   8

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

     DATABASE PROGRAMMING

     A study-specific tracking database will be developed to track the arrival of source documents (for use by the Clinical Reviewer) and ECGs and ICD's.

     DATABASE MAINTENANCE

     The IT Department oversees export of data from the trial database (resident at Target) to SASTM for analysis by HCRI's Biostatistics group.

     DATA RECEIPT & TRACKING

     The tracker reviews, stamps, initials and sends the source documents to the file room for inclusion in the patient's folder. Original source documents will be forwarded to off-site storage and a working copy will be used by the Clinical
Reviewer. All working copies of the source documents will be kept in the HCRI file room. The file room uses a barcode system to log the source documents in and out.

     ADMINISTRATION

     Administration consists of several components that are critical to a study.
HCRI maintains file rooms for the original and working file copies of the source documents. The working (yellow) copy of the source document, once it has been data entered, is maintained in the file room and access is maintained on a secure basis. The original copy is filed in a secure location. At the conclusion of the study, HCRI can arrange for secure long-term storage of the source documents and other study documents, or the documents can be boxed and forwarded to the sponsor for storage.

STATISTICAL ANALYSIS & REPORTING

     STATISTICAL ANALYSIS PLAN

         The Statistical Analysis Plan (SAP) is a comprehensive and detailed description of the methods and presentation of data analyses proposed for a clinical trial prior to database locking and treatment code unblinding, in order to avoid post hoc decisions that may affect the interpretation of the statistical analysis. A unique SAP is designed for every study at HCRI.

     The analysis plan is finalized prior to data analysis and before database locking and treatment code unblinding, to provide full details, and includes templates of tables, listings, and figures to be presented in the statistical report. The SAP contains a statement of the objectives of the trial, as stated
in the protocol. The SAP also refers to any relevant literature review, the clinical development plan and results from any other similar trials, as appropriate. The SAP includes a definition of all the populations to be analyzed
(e.g., intention-to-treat, as-randomized, per-protocol).

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   9

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

     DSMB REPORTS

     Two (2) reports will be generated for the DSMB. DSMB reports consist of the tables described in the DSMB charter, and are assembled by a biostatistician and statistical programmer. The Chief Medical Officer reviews the reports for completeness and accuracy before they are sent to the members of the DSMB.

     12 M (PRIMARY ENDPOINT) REPORT

     The final summary report will include all the analyses specified in the
SAP. The final clinical study report will be reviewed by all the team members, as well as the Chief Scientific Officer, Chief Medical Officer and any outside core laboratories. HCRI statisticians will prepare the tables, figures and listings, and the report will be written by Target Health. Vicor's report will also be reviewed by several physicians and statisticians who have been advising the company on its trial design, endpoints and sample size.

     6 M (SECONDARY ENDPOINT) REPORT

     The secondary endpoint report will include all the analyses specified in the SAP. The study report will be reviewed by all the team members, as well as the Chief Scientific Officer, Chief Medical Officer and any outside core laboratories. HCRI statisticians will prepare the tables, figures and listings.
Vicor's report will also be reviewed by several physicians and statisticians who have been advising the company on its trial design, endpoints and sample size.

DSMB SERVICES & REPORTING

     HCRI will manage Data Safety and Monitoring Board (DSMB) services for this study. A DSMB charter will be generated by the Chief Medical Officer, for approval by the DSMB. DSMB members will be identified (either by Vicor or Vicor and HCRI), and HCRI will negotiate and execute confidentiality and consulting agreements with the members. The Project Manager/Clinical Site Manager will schedule DSMB teleconferences, and manage the production of the DSMB report while remaining blinded to the results.

     The reports are generated from live data, which has not completed the
"cleaning" process. The report is reviewed by the Chief Medical Officer and the
Biostatistics Department before being distributed to the DSMB.

CEC SERVICES

     HCRI has established a standing Clinical Events Committee-under the guidance of the CMO, Donald Cutlip, MD. CEC members are chosen based on their clinical expertise have no association with any trial for which they adjudicate events. The CEC drafts and agrees upon its working charter for each study prior to performing any work. Clinical events related to the primary and secondary endpoints are identified through the use of edit checks pre-specified by Dr.
Cutlip and the project team to identify potential endpoint related events. After review of the identified events by the Clinical Reviewer, support documentation for identified events is obtained from the site, if necessary, and a summary is written to describe the significant details of the event. These summaries, with appropriate support documentation, are presented to the physician members of the
CEC at regularly scheduled CEC Meetings held at HCRI. The results of the adjudications are entered into the Complications database after the CEC meeting.
The Complications database is specifically created within the overall study database and is used in the preparation of DSMB reports, as well as in all analyses of endpoint results.

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   10

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

BUDGET ASSUMPTIONS AND NOTES:

ESTIMATES CONTAINED HEREIN:

     The Estimated Budget for this Agreement is based upon the Project
Parameters and Project Responsibilities detailed above. Should any of these
Parameters or Responsibilities change, HCRI will prepare and submit a Contract
Change Order as detailed in Section 5(b) of this Agreement.

DOCUMENTS AND DELIVERABLES:

     All study documents and deliverables shall be delivered by HCRI in accordance with timelines established. The determination of deliverable timelines shall reflect the reporting requirements of Vicor together with the operational requirements of HCRI. All study documents (e.g., reports) will require two. (2) drafts before finalization. Vicor will submit one (1) set of consolidated comments for the review of all draft documents and deliverables.
HCRI processing time requirements for delivery of initial draft documents and deliverables are specified as shown below.

     Costs are based on 2006 labor rates. HCRI reserves the right to review and renegotiate labor rates with Vicor on an annual basis.

     Travel costs for attending and participating in the Investigators' Meeting are not included. Actual travel costs will be invoiced to Vicor on a time and materials basis. Meeting expenses will be invoiced to Vicor as a pass-through expense.

     Costs for face-to-face project meetings with Vicor are not included in the budget. Should face-to-face project meetings be held, HCRI will invoice Vicor on a time and materials basis for actual time associated with meeting attendance.
Travel expenses (flight, lodging, food) associated with this proposal, if any, will be invoiced as a pass-through expense.

     Estimated costs for ECG Core Laboratory services have been provided. Vicor will be invoiced for actual ECG Core Laboratory costs as a pass-through expense based on the actual number of readings conducted at a rate of $75 per ICD interrogation and $60 per ECG read.

     Estimates for DSMB participant costs have been estimated at a rate of
$4,000 per meeting and will be invoiced to Vicor separately based upon the actual number of meetings held.

     CEC physician costs will be invoiced at a rate of $350 per actual event adjudicated by the CEC.

     HCRI will invoice Vicor for any printing, shipping, or binding required during the course of the project as a pass-through expense.

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   11

--------------------------------------------------------------------------------

                                    EXHIBIT B
                                SCHEDULE OF FEES
                                ----------------

     The fees identified below will be paid by VICOR to HCRI for the services described in this Agreement.

                                                       TRIAL              SITE               SITE              TOTAL
                                                      SERVICES         MONITORING          PAYMENTS
commencement of work                                    $214,910           $124,880          $135,000            $474,790
Upon enrollment of 100 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 200 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 300 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 400 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 500 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 600 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 700 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 800 patients                          $68,571            $50,576           $77,083            $196,230
Upon enrollment of 900 patients                          $68,571            $50,576           $77,083            $196,230
Six months post first patient enrolled                                                        $67,500             $67,500
Twelve months post first patient enrolled                                                    $180,000            $180,000
Eighteen Months post first patient enrolled                                                  $219,375            $219,375
Twenty Four months post first patient enrolled                                               $185,625            $185,625
Twenty Seven months post first patient enrolled                                               $78,750             $78,750

three months post last patient enrolled                  $92,631            $50,576           -                  $143,207
six months post last patient enrolled                    $68,571            $50,576           -                  $119,147
nine months post last patient enrolled                  $108,831            $50,576           -                  $159,407
Twelve months post last patient enrolled                 $68,571            $50,576           -                  $119,147

Upon delivery of first annual safety report              $17,745                              -                   $17,745
Upon delivery of second annual safety report             $17,745                              -                   $17,745

Upon delivery of 6 month secondary endpoint                                                   -
report                                                   $24,060                                                  $24,060
Upon delivery of 12 month primary endpoint               $40,260                              -                   $40,260
report

                                                  ---------------------------------------------------------------------------
Total Milestones                                      $1,270,460           $782,371        $1,560,000          $3,612,831
                                                  ---------------------------------------------------------------------------

TO BE BILLED MONTHLY AS INCURRED

ECG                                                     $243,250                                                 $243,250
CEC participant costs                                    $94,500                                                  $94,500
DSMB participant costs                                   $12,000                                                  $12,000

                                                  ---------------------------------------------------------------------------
Subtotal                                                $349,750                                                 $349,750
                                                  ---------------------------------------------------------------------------

                                                  ---------------------------------------------------------------------------
Grand Total                                           $1,620,210           $782,371        $1,560,000          $3,962,581
                                                  ===========================================================================

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007

      Harvard Clinical Research Institute, Inc. o VICOR Technologies, Inc.
--------------------------------------------------------------------------------

     Payments of $86,440 and $247,753 have been made by VICOR under the two (2)
separate Preliminary Services Agreements dated June 14, 2004 and April 5, 2006, respectively. The total payments of $334,193 will be deducted from the Execution of Agreement milestone payment under this Agreement.

     VICOR agrees to pay each invoice upon receipt of the invoice. Accounts not paid within thirty (30) days of receipt of an invoice will be considered overdue.

     In the event the Agreement is terminated prior to reaching a payment milestone, VICOR agrees to pay HCRI for a pro-rated portion of the milestone on a time and materials basis for actual work performed and documented.

PAYMENT INSTRUCTIONS:

BY CHECK:
---------
Checks should be payable to "Harvard Clinical Research Institute, Inc."
All funds must be remitted in US Dollars
Contact: John Cunningham @ HCRI # (617) 632-1496

Regular Mail:
-------------
Harvard Clinical Research Institute, Inc. P.O. Box 846057
Boston, MA 02284

Overnight Carriers:
-------------------
Harvard Clinical Research Institute, Inc. Lockbox Department
1VIMF250
20 Cabot Road
Medford, MA 02155

BY WIRE TRANSFER:
-----------------
Account Name:    Harvard Clinical Research Institute, Inc.
Account Number:  1105095700
Bank Name:       Citizens Bank
                 870 Westminster
                 Providence, RI 02195
ABA Number:      011500120
Bank Telephone:  (800) 361-2472
FTL 321721.1

--------------------------------------------------------------------------------
VICAR PD2i Cardiac Analyzer CTSA (VIC00) (Final)
Date: March 16, 2007                   2